UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF EARLIEST EVENT REPORTED: October 20, 2004



                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)



                         COMMISSION FILE NUMBER 1-13167


        Internal Revenue Service - Employer Identification No. 74-1611874


                15835 Park Ten Place Drive, Houston, Texas, 77084
                                 (281) 749-7800

                                  ------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE

     The SEAHAWK has completed its contract with ExxonMobil Exploration & Production Malaysia Inc. ("EMEPMI") and is in the process of rigging-down in preparation moving to the demobilization site at Kemanan Supply Base, Malaysia. Under the terms of the contract, EMEPMI will pay a $1.8 million demobilization fee. The rig should arrive at the demobilization site by the end of October 2004. The rig will undergo some minor modifications and equipment change-out in preparation for its next contract. This work is expected to take approximately 30 days to complete. Sarawak Shell Berhad ("Shell") has given a commitment to utilize the SEAHAWK for a two-well drilling program offshore Malaysia. The two wells have a combined expected duration of 60 days and will commence immediately upon completion of the minor rig modifications and equipment change-out work. This commitment provides for a dayrate of $45,900. Additional work, following the Shell contract, is being pursued in Southeast Asia as well as other areas of the world.

     The ATWOOD FALCON is currently drilling the second of now four firm wells after Sarawak Shell Berhad ("Shell") exercised one of its two options provided under the contract. This contract is currently anticipated to extend into February 2005. The contract provides for a dayrate of $83,300, $68,300 or $53,000 depending upon water depth of wells drilled. The dayrate for the current well is $83,300, with the dayrate for the next well is also expected to be $83,300; while the dayrate for the last well is expected to be $68,300. One option remains under the Shell contract.

     The ATWOOD EAGLE has commenced drilling the second of three firm wells for Woodside Energy, Ltd. ("Woodside"). The drilling of the three wells is expected to take until the end of November 2004 to complete. BHP Billition Petroleum Pty. ("BHP"), the rig's prior customer, was previously granted three option wells which can be drilled after the completion of the Woodside contract and are subject to mutual agreement on timing. BHP has now exercised one of their three options, with the drilling of this well to commence immediately after the completion of the Woodside program and expected to take approximately 30 days to complete. The dayrate for the Woodside and BHP work will be $89,000 for all wells drilled in water depths between 600 meters and $109,000 for all wells drilled in water depths of 600 meters or more. All Woodside wells drilled will have a dayrate of $89,000, with the BHP option well expected to have a dayrate of $109,000. BHP retains the right to drill two additional option wells. Additional work, following the BHP commitment, is being pursued in Australia as well as other areas of the world.

     The ATWOOD HUNTER continues to work under its contract with Burullus Gas Co. ("Burullus") offshore Egypt which now includes the drilling of eleven firm wells after Burullus exercised one of its options to drilled six additional wells. The drilling of the eleven firm wells (at a dayrate of $62,400) is expected to take until February 2005 to complete, and if all the option wells are drilled the contract could extend into September 2005.

     The ATWOOD SOUTHERN CROSS continues to work under its contract with Murphy Sarawak Oil Company, Ltd. ("Murphy") with the rig currently drilling the fourth of now five firm wells, after Murphy exercised one option well and relinquished its right for one remaining option well. This contract is currently anticipated to extend into December 2004. Immediately following completion of the Murphy contract, the rig will drill a two-well plus one option well program for Daewoo International Corporation ("Daewoo") offshore Myanmar. The drilling of the two firm wells is estimated to take 60 to 80 days to complete. The Daewoo contract, similar to the Murphy contract, provides for a dayrate of $35,000 for the firm wells and $40,000 for any option well drilled. Additionally, Daewoo will provide a tow vessel plus pay the moving rate during the mobilization to Myanmar, which is estimated to take 14 to 16 days to

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

complete. Additional work, following the Daewoo contract, is being pursued in Southeast Asia as well as other areas of the world.

     In May 2004, the VICKSBURG's contract with ExxonMobil Exploration & Production Malaysia Inc. ("EMEPMI") was suspended and the rig moved to Thailand to commence a drilling program for Chevron Offshore (Thailand) Limited. This drilling program has now been completed, with the rig relocated back to Malaysia and the EMEPMI contract reinstated. The EMEPMI drilling commitment includes the five months that the contract was suspended plus an extension of twelve months, for a total of seventeen months commencing in October 2004. The reinstated contract provides for a dayrate of $64,500 for the first five months, representing the period the contract was suspended, and $63,500 during the additional twelve months extension.

     The repair to the ATWOOD BEACON continues on schedule. The rig is expected to return to service in January 2005. It has been awarded a contract in Vietnam which must be commenced between January 15, 2004 and April 15, 2005. The contract provides for the drilling of three firm wells and options to drill three additional wells. The three firm wells have a combined expected duration of 200 days and if all option wells are drilled, this program could extend for another 200 days. The contract provides for a dayrate of $62,000 during the drilling of the three firm wells and $77,000 during the drilling of any option wells.

     The RICHMOND is currently drilling a third well for Applied Drilling Technology Inc. which was assigned from Helis Oil & Gas Company ("Helis"). Upon completion of this well, the rig will have three firm wells to drill for Helis, with Helis retaining one option to drill two additional wells. The drilling of the three remaining firm wells is expected to take until February/March 2005 to complete and if the option wells are drilled, the contract could extend to June/July 2005. The dayrate for the current well and for the next well is $29,000. The dayrate for the last two firm wells is $30,000 and if Helis exercised its option to drill two additional wells, the dayrate will be $32,500.


ITEM 9.01         FINANCIAL STATEMENT AND EXHIBITS

EXHIBIT NO.

99.1     Contract Status Summary at October 20, 2004


     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors: the Company's dependence on the oil and gas industry; the risks involved in the construction and repair of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to war; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2003, filed with the Securities and Exchange Commission.

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ATWOOD OCEANICS, INC.
                                   (Registrant)



                                   /s/ James M. Holland
                                   James M. Holland
                                   Senior Vice President

                                   DATE: October 20, 2004

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                                  EXHIBIT INDEX


EXHIBIT NO.        DESCRIPTION
-----------        ------------


99.1               Contract Status Summary at October 20, 2004


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

                                                             EXHIBIT 99.1
                                                ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                                        CONTRACT STATUS SUMMARY
                                                          AT OCTOBER 20, 2004




NAME OF RIG              LOCATION            CUSTOMER                   CONTRACT STATUS
-----------              --------            --------                   ---------------

SEMISUBMERSIBLES -
------------------
ATWOOD FALCON             MALAYSIA           SARAWAK SHELL BERHAD       The rig continues to work under the Shell contract
                                             ("SHELL")                  with the rig currently drilling the second of now four
                                                                        firm wells after Shell exercised one of its two
                                                                        options provided under the contract.  This contract is
                                                                        currently anticipated to extend into February 2005.
                                                                        One option remains under the Shell contract.

ATWOOD HUNTER             EGYPT              BURULLUS GAS CO.           On December 31, 2003, the rig commenced a drilling
                                             ("BURULLUS")               program for Burullus which currently includes eleven
                                                                        firm wells plus options to drill five additional
                                                                        wells. The drilling of the eleven firm wells is
                                                                        expected to take until February 2005 to complete, and
                                                                        if all the option wells are drilled, the contract
                                                                        could extend into September 2005.

ATWOOD EAGLE              AUSTRALIA          WOODSIDE ENERGY, LTD.      The rig has commenced drilling the second of three
                                             ("WOODSIDE")               firm wells for Woodside.  The current Woodside
                                                                        drilling program is expected to take until the end of
                                                                        November 2004 to complete.  BHP Billiton Petroleum
                                                                        Pty. ("BHP"), the rig's prior customer, was previously
                                                                        granted three option wells which can be drilled after
                                                                        the completion of the Woodside contract and are
                                                                        subject to mutual agreement on timing.  BHP has now
                                                                        exercised one of their three options, with the
                                                                        drilling of this well to commence immediately after
                                                                        the completion of the Woodside program and is expected
                                                                        to take approximately 30 days to complete.  BHP
                                                                        retains the right to drill two option wells using the
                                                                        rig.  Additional work, following the BHP commitment,
                                                                        is being pursued in Australia as well as other areas
                                                                        of the world.

SEAHAWK                   MALAYSIA           SARAWAK SHELL BERHAD       The rig has completed its contract with ExxonMobil
                                             ("SHELL")                  Exploration & Production Malaysia and is in the
                                                                        process of rigging-down in preparation for moving to
                                                                        the demobilization site at Kemanan Supply Base,
                                                                        Malaysia.  The rig should arrive at the demobilization
                                                                        site by the end of October 2004.  The rig will undergo
                                                                        some minor modifications and equipment change-out in
                                                                        preparation for its next contract.  This work is
                                                                        expected to take approximately 30 days to complete.
                                                                        Shell has given a commitment to utilize the SEAHAWK
                                                                        for a two-well drilling program offshore Malaysia.
                                                                        The two-well drilling program has an expected duration
                                                                        of 60 days, and will commence immediately upon
                                                                        completion of the minor rig modifi- cations and
                                                                        equipment change-out work.  Additional work, following
                                                                        the Shell contract, is being pursued in Southeast Asia
                                                                        as well as other areas of the world.
                                      -6-


ATWOOD SOUTHERN CROSS     MALAYSIA           MURPHY SARAWAK OIL         The rig continues to work under the Murphy contract
                                             COMPANY, LTD. ("MURPHY")   with the rig currently drilling the fourth of now five
                                                                        firm wells with Murphy relinquishing its last option.
                                                                        This contract is currently anticipated to extend into
                                                                        December 2004. The rig has been awarded a contract by
                                                                        Daewoo International Corporation ("Daewoo") to drill
                                                                        two firm wells plus an option to drill one additional
                                                                        well offshore Myanmar.  The Daewoo work will commence
                                                                        immediately after completing the Murphy program, and
                                                                        is expected to take 90 days to complete.

SEASCOUT                  UNITED STATES                                 The SEASCOUT was purchased in December 2000 for future
                          GULF OF MEXICO                                conversion to a tender-assist unit, similar to the
                                                                        SEAHAWK.  There are currently no upgrade plans and the
                                                                        rig is currently coldstacked.
CANTILEVER JACK-UPS -
----------------------
VICKSBURG                 MALAYSIA          EXXONMOBIL EXPLORATION &    In May 2004, the rig's contract with EMEPMI was
                                            PRODUCTION MALAYSIA INC.    suspended and the rig moved to Thailand to commence a
                                            ("EMEPMI")                  drilling program for Chevron Offshore (Thailand)
                                                                        Limited.  This program has now been completed.  The
                                                                        rig has been relocated back to Malaysia and the EMEPMI
                                                                        contract reinstated.  The EMEPMI drilling commitment
                                                                        includes the five months that the contract was
                                                                        suspended plus an extension of twelve months, for a
                                                                        total of seventeen months commencing in October 2004.
                                                                        EMEPMI retains its right to terminate the contract by
                                                                        providing 120 days notice.

ATWOOD BEACON             UNDER REPAIR AT                               The process of repairing the damage incurred by the
                          A SINGAPORE                                   ATWOOD BEACON on July 25, 2004 continues on schedule.
                          SHIPYARD                                      The rig is expected to return to service in January
                                                                        2005.  The ATWOOD BEACON has been awarded a contract
                                                                        by HOANG LONG and HOAN VU Joint Operating Companies to
                                                                        drill three firm wells, with options to drill three
                                                                        additional wells, offshore Vietnam.  The three firm
                                                                        wells have a combined expected duration of 200 days
                                                                        and if all option wells are drilled, the program could
                                                                        extend for another 200 days.  The drilling of this
                                                                        program must commence between January 15, 2005 and
                                                                        April 15, 2005.

SUBMERSIBLE -
--------------
RICHMOND                  UNITED STATES      APPLIED DRILLING           The rig is currently drilling a third well for ADTI
                          GULF OF MEXICO     TECHNOLOGY INC. ("ADTI")   which was assigned from Helis Oil & Gas Company
                                                                        ("Helis").  Upon completion of this well, the rig will
                                                                        have three firm wells to drill for Helis, with Helis
                                                                        retaining one option to drill two additional wells.
                                                                        The drilling of the three remaining firm wells is
                                                                        expected to take until February/March 2005 to complete
                                                                        and if the option wells are drilled, the contract
                                                                        could extend to June/July 2005.


                                      -7-
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MODULAR PLATFORMS -
--------------------
GOODWYN 'A' /NORTH        AUSTRALIA          WOODSIDE ENERGY LTD.       There is currently an indefinite planned break in
RANKIN 'A'                                                              drilling activity for the two client-owned rigs
                                                                        managed by the Company.  The Company is involved in
                                                                        maintenance of the two rigs for future drilling
                                                                        programs.


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